UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2004

Andrx Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Orange Drive, Davie, Florida	33314

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 954-584-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 3, 2004, Andrx Corporation announced its earnings for the quarter ended September 30, 2004. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 – Press Release dated November 3, 2004

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRX CORPORATION
Date: November 3, 2004	By:	/s/ Thomas P. Rice
Thomas P. Rice
Chief Executive Officer

3